Derivative Instruments and Hedging Activities - FX Forwards (Details) - Foreign currency contract $ in Thousands	Sep. 30, 2021 USD ($)
Derivative [Line Items]
Investment Owned, Foreign Currency Contract, Current Value	$ 4,000
Derivative, Average Forward Exchange Rate	0.73413
Foreign currency contracts	$ (56)
Expected Maturity Amount Of Foreign Currency Derivatives Year One	2,737
Expected Maturity Amount Of Foreign Currency Derivatives Year Two	$ 2,712